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                      THIRD AMENDMENT TO CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of November 15, 1999, by and between LESLIE'S POOLMART, INC., a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement referenced below (collectively, the "Lenders" and each, a "Lender"), WELLS FARGO BANK, NATIONAL ASSOCIATION ("Wells Fargo"), as swingline lender (the "Swingline Lender"), and Wells Fargo as agent for the Lenders (the "Agent").


                                   RECITALS
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     WHEREAS, the parties hereto are parties to a Credit Agreement dated as of
June 11, 1997, as amended by the First Amendment thereto dated as of July 1, 1998 and by the Second Amendment thereto dated as of June 1, 1999 (the "Credit Agreement"), pursuant to which the Agent and the Lenders have made available to Borrower a secured revolving credit facility;

     WHEREAS, Wells Fargo is currently the only Lender under the Credit
Agreement;

     WHEREAS, the parties hereto have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes:

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Section 2.1(a) (i) of the Credit Agreement is hereby amended by deleting the first sentence thereof and substituting the following for said sentence:

                "Subject to the terms and conditions of this Credit Agreement, each Lender hereby severally agrees, on a pro rata basis, to make advances to Borrower from time to time up to the Line Maturity Date within the following limits (the "Line of Credit"):

                From and including November 15, 1999 up to and including June 15, 2000, and thereafter from and including December 15 up to and including June 15 of each year, outstanding advances shall not exceed at any time the aggregate principal amount of the sum of (A) FIFTY MILLION DOLLARS ($50,000,000.00), minus (B) the aggregate undrawn face amount of Letters of Credit outstanding at such time, minus (C) the aggregate principal amount of Swingline Loans outstanding at such time; and

                From and including June 16 up to and including December 14 of each year, outstanding advances shall not exceed at any time the aggregate principal amount of the sum of (A) TWENTY-FIVE MILL1ON DOLLARS ($25,000,000.00), minus (B) the aggregate undrawn face amount of Letters of Credit outstanding

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          at such time, minus (C) the aggregate principal amount of
          Swingline Loans outstanding at such time."

     2. Except as specifically provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect, without waiver or modification.

     3. Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein, as same may be modified hereby. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, as same may be modified hereby, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

     4. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

                                            WELLS FARGO BANK, NATIONAL
LESLIE'S POOLMART, INC.,                     ASSOCIATION, as Agent, as
a Delaware corporation                      Swingline Lender and as Lender



By: Robert D. Olsen                          By: /s/ Brian Carrico
   -----------------------                      --------------------------
Title: C.F.O.                                    Brian Carrico
      --------------------
                                                 Vice President

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